Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of J.L. Halsey Corporation (the “Company”) on Form 10-Q/A for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officers of the Company certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:

1.                                            The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                            The information contained in the Report fairly presents, in all material respects, the Company’s financial condition and result of operations.

/s/ Luis A. Rivera	/s/ Joseph Lambert
Luis A. Rivera	Joseph Lambert
Chief Executive Officer	Chief Financial Officer
September 25, 2007	September 25, 2007